Other amounts recoverable	12 Months Ended
Dec. 31, 2024
Other Amounts Recoverable
Other amounts recoverable

17.	Other amounts recoverable

These refer to Fistel credit amounts arising from the decrease of the customer base, which may be offset by future changes in the base, or used to reduce future obligations, and are expected to be used in the decrease of the TFF contribution (operating supervision fee) due to Anatel.

On December 31, 2024, this credit is R$ 38,033 (R$ 80,963 on December 31, 2023).